

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial  information extracted from the balance sheet of CNL  American  Properties  Fund,  Inc. at September  30, 1998,  and its
statement  of income  for the nine  months  then ended and is  qualified  in its entirety by reference to the Form 10-Q of CNL American Properties Fund, Inc. for
the nine months ended September 30, 1998.
</LEGEND>

<PERIOD-TYPE>                   9-MOS
<FISCAL-YEAR-END>                              DEC-31-1998
<PERIOD-START>                                 JAN-01-1998
<PERIOD-END>                                   SEP-30-1998
<CASH>                                         90,674,289<F2>
<SECURITIES>                                   16,200,316
<RECEIVABLES>                                  889,510
<ALLOWANCES>                                   314,406
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F1>
<PP&E>                                         304,001,364
<DEPRECIATION>                                 5,033,392
<TOTAL-ASSETS>                                 566,383,967
<CURRENT-LIABILITIES>                          0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       621,187
<OTHER-SE>                                     551,284,195
<TOTAL-LIABILITY-AND-EQUITY>                   566,383,967
<SALES>                                        0
<TOTAL-REVENUES>                               29,065,110
<CGS>                                          0
<TOTAL-COSTS>                                  5,877,986
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                23,163,853
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            23,163,853
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   23,163,853
<EPS-PRIMARY>                                  0.49
<EPS-DILUTED>                                  0.49

<F1>Due to the nature of its industry, CNL American Properties Fund, Inc. has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.
<F2>Includes $2,007,800 in certificates of deposit.

